                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     February 19, 2004 (February 19, 2004)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


         1-9020                                                 76-1440714
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


       400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a.       Financial Statement of Business Acquired

         None.

b.       Pro Forma Financial Information

         None.

c.       Exhibits

         None.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

PetroQuest Energy, Inc. (NASDAQ: PQUE) announced today net income for the quarter ended December 31, 2003 of $2,116,000 or $0.05 per share, compared to fourth quarter 2002 net income of $1,466,000 or $0.03 per share. Net cash flow provided by operating activities for the fourth quarter of 2003 was $16,295,000 as compared to $2,453,000 for the comparable 2002 period. Net cash flow provided by operating activities before working capital changes for the fourth quarter of 2003 was $10,079,000, as compared to $10,984,000 for the comparable 2002 period. For the year ended December 31, 2003, the Company reported net income of $3,640,000 or $0.08 per share. Net income for the year ended December 31, 2003 includes an after tax gain of $849,000 for the cumulative effect of a change in accounting principle related to the adoption of Statement of Accounting Standards No. 143, "Accounting for Asset Retirement Obligations." The Company reported net income of $2,307,000 or $0.06 per share for the year ended December 31, 2002. For the year ended December 31, 2003, net cash flow provided by operating activities was $33,163,000 and net cash flow provided by operating activities before working capital changes was $32,915,000. Net cash flow provided by operating activities and net cash flow provided by operating activities before working capital changes for the year ended December 31, 2002 were $29,178,000 and $32,813,000, respectively. See the attached schedule for a reconciliation of net cash flow provided by operating activities to net cash flow provided by operating activities before working capital changes.

Oil and gas sales during the fourth quarter of 2003 decreased 14% to $12,896,000 as compared to $15,056,000 in the fourth quarter of 2002. For the year ended December 31, 2003, sales were $47,910,000 compared to $48,141,000 in the year ended December 31, 2002. Stated on an Mcfe basis, unit prices received during the fourth quarter and the year ended December 31, 2003 were 11% and 37% higher, respectively, than the prices received during the comparable 2002 periods.


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
The following table sets forth certain information with respect to the oil and gas operations of the Company for the three-month periods and years ended December 31, 2003 and 2002:

                                      Three Months Ended              Twelve Months Ended
                                         December 31,                    December 31,
                                 ---------------------------     ---------------------------
                                    2003             2002           2003             2002
                                 -----------     -----------     -----------     -----------
Production:
  Oil (Bbls)                         160,326         240,380         744,575         929,181
  Gas (Mcf)                        1,708,833       2,001,427       5,192,760       7,765,142
  Total Production (Mcfe)          2,670,789       3,443,707       9,660,210      13,340,228
Sales:
  Total oil sales                $ 4,395,057     $ 6,562,031     $21,196,246     $23,294,514
  Total gas sales                $ 8,501,110     $ 8,494,108     $26,713,611     $24,846,723
Average sales prices:
(Including hedges)
  Oil (per Bbl)                  $     27.41     $     27.30     $     28.47     $     25.07
  Gas (per Mcf)                  $      4.97     $      4.24     $      5.14     $      3.20
  Per Mcfe                       $      4.83     $      4.37     $      4.96     $      3.61

The Company ended 2003 with proved oil and gas reserves of 83.3 Bcfe and a reserve replacement rate of 251%. This represents an increase of 21% over 2002 year-end proved reserves of 68.7 Bcfe.

The following sets forth an analysis of the Company's estimated quantities of net proved oil and gas reserves:

                                                                        Natural
                                                           Oil            Gas
                                                         (MBbls)         (MMcf)
                                                         -------        -------
Proved reserves as of December 31, 2002                    5,258         37,137
  Revisions of previous estimates                           (369)        (7,935)
  Extensions, discoveries and other additions                 83          6,830
  Purchase of producing properties                           217         28,410
  Sale of producing properties                              (200)        (1,456)
  Production                                                (744)        (5,193)
Proved reserves as of December 31, 2003                    4,245         57,793

At December 31, 2003, the Company's independent petroleum engineers estimated the net present value, excluding income taxes, of these reserves at $214 million, using prices in effect as of year-end 2003 and discounted 10%. This compares to $166 million at December 31, 2002 using prices in effect as of year-end 2002. These amounts include a reduction for estimated plugging and abandonment costs that will also be reflected as a liability on PetroQuest's balance sheet at December 31, 2003, in accordance with Statement of Financial Accounting Standards No. 143.


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
The following initiates guidance for the first quarter of 2004:

                                                                  Guidance for
Description                                                     1st Quarter 2004
-----------                                                     ----------------
Production volumes (MMcfe/d)                                       32.5 - 34.5
Percent gas                                                            65%
Expenses:
  Lease operating expenses (per Mcfe)                             $0.75 - $0.85
  Production taxes (per Mcfe)                                     $0.13 - $0.15
  Depreciation, depletion and amortization (per Mcfe)             $2.50 - $2.60
  General and administrative (in millions)                        $1.25 - $1.45
  Interest expense (in millions)                                    $.7 - $.8
Effective tax rate (all deferred)                                      35%

PetroQuest Energy, Inc. is an independent energy company engaged in the exploration, development, acquisition and production of oil and natural gas reserves in East Texas, South Louisiana and the shallow waters of the Gulf of Mexico.

This Form 8-K contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves, in prospect development and property acquisitions and in projecting future rates of production, the timing of development expenditures and drilling of wells, and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements.


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
                             PETROQUEST ENERGY, INC.
                      Consolidated Statements of Operations
                                   (unaudited)
                  (Amounts In Thousands, Except Per Share Data)

                                                              Three Months Ended        Twelve Months Ended
                                                                 December 31,               December 31,
                                                            ----------------------     ---------------------
                                                              2003          2002         2003         2002
                                                            --------      --------     --------     --------
Revenues:
  Oil and gas sales                                         $ 12,896      $ 15,056     $ 47,910     $ 48,141
  Interest and other income                                      670            30          778           97
                                                            --------      --------     --------     --------
                                                              13,566        15,086       48,688       48,238
                                                            --------      --------     --------     --------
Expenses:
  Lease operating expenses                                     1,948         2,748        9,449        9,988
  Production taxes                                               261           173          884          614
  Depreciation, depletion and amortization                     6,549         8,559       27,098       28,196
  General and administrative                                     925         1,251        4,444        5,009
  Accretion of asset retirement obligation                       237            --          682           --
  Interest expense                                               296            25          579          278
  Derivative expense                                             (92)           29        1,071          558
                                                            --------      --------     --------     --------
                                                              10,124        12,785       44,207       44,643
                                                            --------      --------     --------     --------

Income from operations                                         3,442         2,301        4,481        3,595

  Income tax expense                                           1,326           835        1,690        1,288
                                                            --------      --------     --------     --------
Income before cumulative effect of
  change in accounting principle                            $  2,116      $  1,466     $  2,791     $  2,307

Cumulative effect of change in accounting principle               --            --          849           --
                                                            --------      --------     --------     --------
Net income                                                  $  2,116      $  1,466     $  3,640     $  2,307
                                                            ========      ========     ========     ========

Earnings per common share:
  Basic
    Income before cumulative effect of
      change in accounting principle                        $   0.05      $   0.04     $   0.06     $   0.06
    Cumulative effect of change in accounting principle           --            --         0.02           --
                                                            --------      --------     --------     --------
    Net income                                              $   0.05      $   0.04     $   0.08     $   0.06
                                                            ========      ========     ========     ========
  Diluted
    Income before cumulative effect of
      change in accounting principle                        $   0.05      $   0.03     $   0.06     $   0.06
    Cumulative effect of change in accounting principle           --            --         0.02           --
                                                            --------      --------     --------     --------
    Net income                                              $   0.05      $   0.03     $   0.08     $   0.06
                                                            ========      ========     ========     ========

Weighted average number of common shares:
    Basic                                                     44,536        41,005       43,661       37,871
                                                            ========      ========     ========     ========
    Diluted                                                   44,969        42,920       44,181       39,997
                                                            ========      ========     ========     ========


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
                             PETROQUEST ENERGY, INC.
                       Non-GAAP Disclosure Reconciliation
                             (Amounts In Thousands)

                                                     Three Months Ended        Twelve Months Ended
                                                        December 31,               December 31,
                                                   ----------------------     ----------------------
                                                     2003          2002         2003          2002
                                                   --------      --------     --------      --------
Net cash flow provided by operating activities     $ 16,295      $  2,453     $ 33,163      $ 29,178
Changes in working capital accounts                  (6,216)        8,531         (248)        3,635
                                                   --------      --------     --------      --------
Net cash flow provided by operations before
  working capital changes                          $ 10,079      $ 10,984     $ 32,915      $ 32,813
                                                   ========      ========     ========      ========

Note: Management believes that net cash flow provided by operating activities before working capital changes is relevant and useful information, which is commonly used by analysts, investors and other interested parties in the oil and gas industry as a financial indicator of an oil and gas company's ability to generate cash used to internally fund exploration and development activities and to service debt. Net cash flow provided by operating activities before working capital changes is not a measure of financial performance prepared in accordance with generally accepted accounting principles ("GAAP") and should not be considered in isolation or as an alternative to net cash flow provided by operating activities. In addition, since net cash flow provided by operating activities before working capital changes is not a term defined by GAAP, it might not be comparable to similarly titled measures used by other companies.

                            [SIGNATURE PAGE FOLLOWS]


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 19, 2004               PETROQUEST ENERGY, INC.


                                      By: /s/ DANIEL G. FOURNERAT
                                         ---------------------------------------
                                         Daniel G. Fournerat
                                         Senior Vice President, General Counsel
                                         and Secretary


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